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Exhibit 10.1

SUPPLEMENT AGREEMENT

        This SUPPLEMENT AGREEMENT (this "Agreement"), dated as of July 14, 2017 (the "Effective Date"), which is being executed and delivered pursuant to the Credit Agreement (defined below), is among Main Street Capital Corporation, a Maryland corporation (the "Borrower"), the guarantors party thereto (the "Guarantors"), the Lenders party hereto, Branch Banking and Trust Company, as administrative agent (the "Administrative Agent") and BOKF, NA DBA BANK OF TEXAS, as an increasing lender (the "Increasing Lender").

RECITALS

        The Borrower, the Guarantors, the lenders party thereto and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of September 27, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

        Pursuant to Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent that the Borrower proposes to increase the aggregate Revolver Commitments under the Credit Agreement by $5,000,000, from the current $555,000,000 to $560,000,000. The Increasing Lender has agreed to increase its Revolver Commitment by the amount of $5,000,000 (the "Specified Commitment Increase"). Section 2.14(a) of the Credit Agreement requires that any such request for a Commitment Increase shall be in a minimum amount of $10,000,000.

        The parties to this Agreement are entering into this Agreement for purposes of consenting to and effecting the Specified Commitment Increase.

        NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Increasing Lender, the Borrower, the Guarantors, the Required Lenders and the Administrative Agent, intending to be legally bound hereby, agree as follows:

        SECTION 1.    Recitals.    The Recitals are incorporated herein by reference and shall be deemed to be a part of this Agreement.

        SECTION 2.    Increasing Lender; Consent.

          (a)   The Increasing Lender hereby agrees, as of the Effective Date, to increase its Revolver Commitment by $5,000,000, from $20,000,000 to $25,000,000. Schedule 2.01 to the Credit Agreement is, per Section 2.14 of the Credit Agreement, deemed amended in its entirety to read as set forth on Exhibit A attached to this Agreement. The amount of each Lender's total Revolver Commitment, as increased in the case of the Increasing Lender, is the amount set forth opposite the name of such Lender on Schedule 2.01. The Borrower shall deliver to the Increasing Lender a replacement Revolver Note in the amount of the Increasing Lender's Revolver Commitment (such replacement Revolver Note is hereinafter referred to as the "Replacement Note"), executed by the Borrower. All references contained in the Credit Agreement and the other Loan Documents to the "Revolver Notes" shall include the Replacement Note as supplemented, modified, amended, renewed or extended from time to time.

          (b)   The Required Lenders hereby consent to the Specified Commitment Increase. The consent set forth in this Section 2(b) does not operate as a consent to departure from any provision of the Credit Agreement other than as set forth above with respect to the Specified Commitment Increase and does not operate to waive any Default or Event of Default. The consent set forth in this Section 2(b) shall not be deemed to establish a course of dealing between the parties or waive any Lender's or the Administrative Agent's right to withhold its consent to any similar requests in the future, nor shall the consent set forth in this Section 2(b) be deemed to limit, estop or otherwise restrict or prohibit any Lender or the Administrative Agent from exercising any of its rights or remedies under the Credit Agreement or other Loan Documents, or under applicable laws or principles of equity with respect to the occurrence of any Default or Event of Default, all of which rights and remedies are specifically hereby reserved.

        SECTION 3.    Obligations of Lenders.    Each party hereto acknowledges and agrees that the Revolver Commitments of the Increasing Lender and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of such Lenders.

        SECTION 4.    Conditions to Effectiveness.    Each party hereto agrees that this Agreement and the effectiveness of the Specified Commitment Increase as provided in this Agreement shall be subject to satisfaction by the Loan Parties of the following conditions and requirements:

          (a)   The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

              (i)  duly executed counterparts of this Agreement signed by the Increasing Lender, the Required Lenders, the Borrower, the Guarantors and the Administrative Agent;

             (ii)  a duly executed Replacement Note payable to the Increasing Lender;

            (iii)  a certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such party approving or consenting to the Specified Commitment Increase;

            (iv)  all conditions precedent to the Specified Commitment Increase set forth in Section 2.14(a) of the Credit Agreement shall have been satisfied;

             (v)  a certificate of the Chief Financial Officer or another Responsible Officer of the Borrower, certifying that (x) as of the date hereof, all representations and warranties of the Borrower and the Guarantors contained in this Agreement, the Credit Agreement and the other Loan Documents are true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (y) immediately after giving effect to the Specified Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower is in compliance with the covenants contained in Article V of the Credit Agreement, and (z) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to the Specified Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof); and

            (vi)  such other documents or items that the Administrative Agent, the Increasing Lender or their respective counsel may request.

          (b)   The Borrower shall have paid in connection with the Specified Commitment Increase such fees in such amounts as are separately agreed between the Borrower and the Increasing Lender, and the Borrower and the Administrative Agent.

          (c)   The Borrower shall have paid to the Administrative Agent, upon application with appropriate documentation, all reasonable costs and expenses of the Administrative Agent, including reasonable fees, charges and disbursements of counsel for the Administrative Agent, incurred in connection with this Agreement and the transactions contemplated herein.

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        SECTION 5.    Representations and Warranties.    The Borrower and the Guarantors hereby represent and warrant to the Administrative Agent and to each of the Lenders as follows:

          (a)   No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing on the date hereof, or shall result from the Specified Commitment Increase.

          (b)   The Borrower and the Guarantors have the power and authority to enter into this Agreement and issue the Replacement Note and to do all acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.

          (c)   Each of this Agreement and the Replacement Note has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower (in the case of this Agreement and the Replacement Note) and the Guarantors (in the case of this Agreement). Each of this Agreement and the Replacement Note constitutes the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against them in accordance with their respective terms.

          (d)   The execution and delivery of each of this Agreement and the Replacement Note and the performance by the Borrower and the Guarantors hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and the Guarantors are or may become bound.

        SECTION 6.    Effect of Agreement.    On the Effective Date, this Agreement shall have the effects set forth in Section 2.14(e) of the Credit Agreement and the Increasing Lender and the Administrative Agent shall make such payments and adjustments among the Lenders as are contemplated thereby such that each Lender's Advances remain consistent with their pro rata percentage of the Revolver Commitments after giving effect to the Specified Commitment Increase.

        SECTION 7.    No Other Amendment.    Except for the supplements set forth in this Agreement, the text of the Credit Agreement shall remain unchanged and in full force and effect. On and after the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement, as supplemented by this Agreement. This Agreement is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Agreement shall be construed together as a single agreement. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein expressly agreed, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby supplemented. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby supplemented, such obligations under the Credit Agreement, as supplemented, the Collateral Documents and the other Loan Documents being hereby acknowledged, ratified and reaffirmed by the Borrower and Guarantors. The Borrower and Guarantors hereby expressly agree that the Credit Agreement, as supplemented, the Collateral Documents and the other Loan Documents are in full force and effect and hereby expressly reaffirm all Liens granted by the Borrower and Guarantors under the Loan Documents.

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        SECTION 8.    Counterparts.    This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic means (including pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

        SECTION 9.    Governing Law.    This Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina.

        SECTION 10.    Further Assurances.    The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Agreement.

        SECTION 11.    Consent by Guarantors.    The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as hereby supplemented, the Collateral Documents and the other Loan Documents to which they are party, said Credit Agreement, as hereby supplemented, the Collateral Documents and such other Loan Documents being hereby acknowledged, ratified and reaffirmed. In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the Guaranteed Obligations (as defined in the Credit Agreement) include, without limitation, the indebtedness, liabilities and obligations evidenced by the Replacement Note and the Advances made under the Credit Agreement as hereby supplemented.

        SECTION 12.    Severability.    Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 13.    Notices.    All notices, requests and other communications to any party to the Loan Documents, as supplemented hereby, shall be given in accordance with the terms of Section 9.01 of the Credit Agreement.

[The remainder of this page has been intentionally left blank.]

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        IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers and representatives to execute and deliver, this Agreement as of the day and year first above written.

INCREASING LENDER:
BOKF, NA DBA BANK OF TEXAS
By:	/s/ JUD MILLER		(SEAL)
	Name:	Jud Miller
	Title:	Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

BORROWER:
MAIN STREET CAPITAL CORPORATION
By:	/s/ BRENT D. SMITH		(SEAL)
	Name:	Brent D. Smith
	Title:	Chief Financial Officer
GUARANTORS:
MAIN STREET CAPITAL PARTNERS, LLC
By:	/s/ BRENT D. SMITH		(SEAL)
	Name:	Brent D. Smith
	Title:	Chief Financial Officer
MAIN STREET EQUITY INTERESTS, INC.
By:	/s/ BRENT D. SMITH		(SEAL)
	Name:	Brent D. Smith
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, as Administrative Agent
By:	/s/ MICHAEL SKORICH		(SEAL)
	Name:	Michael Skorich
	Title:	Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, as a Lender
By:	/s/ WILLIAM B. KEENE		(SEAL)
	Name:	William B. Keene
	Title:	Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

FROST BANK, as a Lender
By:	/s/ JAKE FITZPATRICK		(SEAL)
	Name:	Jake Fitzpatrick
	Title:	Assistant Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender
By:	/s/ GLENN VAN ALLEN		(SEAL)
	Name:	Glenn Van Allen
	Title:	Authorized Signatory

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

WHITNEY BANK, as a Lender
By:	/s/ NATE ELLIS		(SEAL)
	Name:	Nate Ellis
	Title:	Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

ZB, N.A. DBA AMEGY BANK, as a Lender
By:	/s/ MEGAN WIGINTON		(SEAL)
	Name:	Megan Wiginton
	Title:	Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

TEXAS CAPITAL BANK, N.A., as a Lender
By:	/s/ EVA PAWELEK		(SEAL)
	Name:	Eva Pawelek
	Title:	Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

CADENCE BANK, N.A., as a Lender
By:	/s/ TAYLOR DUCOFF		(SEAL)
	Name:	Taylor Ducoff
	Title:	Assistant Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

TRUSTMARK NATIONAL BANK, as a Lender
By:	/s/ JEFF DEUTSCH		(SEAL)
	Name:	Jeff Deutsch
	Title:	Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ MEGAN SULLIVAN		(SEAL)
	Name:	Megan Sullivan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

COMERICA BANK, as a Lender
By:	/s/ L.J. PERENYI		(SEAL)
	Name:	L.J. Perenyi
	Title:	Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

RAYMOND JAMES BANK, N.A., as a Lender
By:	/s/ JOSEPH A. CICCOLINI		(SEAL)
	Name:	Joseph A. Ciccolini
	Title:	Vice President—Senior Corporate Banker

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

BOKF, NA DBA BANK OF TEXAS, as a Lender
By:	/s/ JUD MILLER		(SEAL)
	Name:	Jud Miller
	Title:	Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

CITY NATIONAL BANK, as a Lender
By:	/s/ CHARLES HILL		(SEAL)
	Name:	Charles Hill
	Title:	Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

FIRST FINANCIAL BANK, N.A., as a Lender
By:	/s/ TIM COLLARD		(SEAL)
	Name:	Tim Collard
	Title:	Executive Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

 Exhibit A

Schedule 2.01
Revolver Commitments

Lender	Revolver Commitment
Branch Banking and Trust Company	$100,000,000
Frost Bank	$75,000,000
Royal Bank of Canada	$55,000,000
Whitney Bank	$50,000,000
ZB, N.A. dba Amegy Bank	$50,000,000
Texas Capital Bank, N.A.	$35,000,000
Cadence Bank, N.A.	$35,000,000
Trustmark National Bank	$30,000,000
Goldman Sachs Bank USA	$30,000,000
Comerica Bank	$25,000,000
Raymond James Bank, N.A.	$25,000,000
BOKF, NA dba Bank of Texas	$25,000,000
City National Bank	$15,000,000
First Financial Bank, N.A.	$10,000,000
Total	$560,000,000

QuickLinks

  Exhibit 10.1
SUPPLEMENT AGREEMENT
RECITALS
Exhibit A Schedule 2.01 Revolver Commitments